UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     December 1, 2009

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (804) 330-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Tredegar Corporation (the “Company”) announced that, on December 1, 2009, D. Andrew Edwards submitted his resignation as the Company’s Vice President, Chief Financial Officer and Treasurer (Principal Financial and Principal Accounting Officer), in order to accept another job opportunity.  Mr. Edwards’ resignation is effective as of December 11, 2009.  The Company would like to thank Mr. Edwards for his valuable contributions to the Company during his time with the Company.

The Company also announced that Kevin A. O’Leary, who currently serves as Vice President, Finance of Tredegar Film Products Corporation, has been appointed by the Company’s Board of Directors to be the Company’s Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer), effective as of December 11, 2009.  Mr. O’Leary, 51, was appointed Director, Finance of Tredegar Film Products Corporation effective October 1, 2008, and Vice President, Finance of Tredegar Film Products Corporation effective January 1, 2009.  Previously, he served in various positions of increasing responsibility in the Avery Dennison Retail Information Services Group, a division of Avery Dennison Corporation that provides interior and exterior ticketing, labeling and data management services to the textile industry, from August 2004 until August 2008.  From August 2004 through January 2006, Mr. O’Leary served as Director, Finance; from February 2006 through February 2007, he served as General Manager of the Printer Systems Division; and from March 2007 through August 2008, he served as Vice President, Finance — Mergers and Acquisitions.  Previously, Mr. O’Leary’s professional career includes working three years as Senior Vice President with The Berkshire Group, a private equity firm based in Boston, Massachusetts, and twelve years in various positions of increasing responsibility in the General Electric Company.  Mr. O’Leary received a bachelor’s degree, finance, from the University of Massachusetts.

In addition, the Company announced that Frasier W. Brickhouse, II, who currently serves as Director, Corporate Finance of the Company, has been appointed by the Company’s Board of Directors to be the Company’s Controller (Principal Accounting Officer), effective as of December 11, 2009.  Mr. Brickhouse, 43, was appointed Director, Corporate Finance of the Company effective September 2006.  He served as the Company’s Manager, Corporate Finance, from June 2003 through August 2006, and as Corporate Planning Manager from June 2000 through May 2003.  Prior to joining the Company, Mr. Brickhouse served for five years in various positions of increasing responsibility with Coopers & Lybrand (predecessor to PricewaterhouseCoopers).  Mr. Brickhouse received his accounting degree and his masters in business administration from the University of Richmond.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 2, 2009

TREDEGAR CORPORATION

By:  /s/   A. Brent King
A. Brent King
Vice President, General Counsel and Secretary